Exhibit 10.33

Summaries of Oral Loan Agreements

Loans to Former Owners of PRC Yuhe

Cash advance to Mr. Gao Zhentao

The first oral loan agreement between PRC Yuhe as lender and Mr. Gao Zhentao, who is a director and was a former owner of PRC Yuhe, as borrower was made in or about December 2006. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

The purpose of these cash advances to Mr. Gao Zhentao was to allow him to make payments for his business trips and other expenses. These cash advances to Mr. Gao Zhentao are unsecured, interest free, and have no fixed date for repayment. There are no material covenants, conditions or restrictions attached to these cash advances to and repayments by Mr. Gao Zhentao. As there is no written agreement, the remedies available to the creditor are prescribed pursuant to the laws of the PRC. On February 19, 2008, the cash advance in the sum of $74,125 was repaid to PRC Yuhe.

Cash advance to Mr. Gao Zhenbo

The first oral loan agreement between PRC Yuhe as lender and Mr. Gao Zhenbo, who is a director of PRC Yuhe and was a former owner of Taihong, as borrower was made before January 1, 2005. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

The purpose of these cash advances to Mr. Gao Zhenbo was to allow him to make payments for his business trips and other expenses. These cash advances to Mr. Gao Zhenbo are unsecured, interest free, and have no fixed date for repayment. There are no material covenants, conditions or restrictions attached to these cash advances to and repayments by Mr. Gao Zhenbo. As there is no written agreement, the remedies available to the creditor are prescribed pursuant to the laws of the PRC. On February 19, 2008, the cash advance in the sum of $76,716 was repaid to PRC Yuhe.

Cash advanced to Mr. Tan Yi

The first oral loan agreement between PRC Yuhe as lender and Mr. Tan Yi, who is a director of PRC Yuhe, as borrower was made on or about January 31, 2005. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

The purpose of these cash advances to Mr. Tan Yi was to allow him to make payments for his business trips and other expenses. These cash advances to Mr. Tan Yi are unsecured, interest free, and have no fixed date for repayment. There are no material covenants, conditions or restrictions attached to these cash advances to and repayments by Mr. Tan Yi. As there is no written agreement, the remedies available to the creditor are prescribed pursuant to the laws of the PRC. On February 19, 2008, the cash advance in the sum of $78,092 was repaid to PRC Yuhe.

Loans to Companies in which Former Owner of PRC Yuhe Served as a Director

Loan to Hefeng Green Agriculture Co., Ltd.

The first oral loan agreement between PRC Yuhe as lender and Hefeng Green Agriculture Co., Ltd., a company in which Mr. Gao Zhentao served as a director, as borrower was made on or about September 30, 2005. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

These loan are unsecured, interest free and have no fixed date for repayment. There are no material covenants, conditions or restrictions attached to these cash advances to and repayments by Hefeng Green Agriculture Co., Ltd. As there is no written agreement, the remedies available to the creditor are prescribed pursuant to the laws of the PRC. The purpose of these loans was to provide Hefeng Green Agriculture Co., Ltd. with finance for its working capital. The management expects to receive the loan balance on demand in December 2009.

Loan to Shandong Yuhe Food Co., Ltd.

The first oral loan agreement between PRC Yuhe and Taihong as lenders and Shandong Yuhe Food Group Co., Ltd., a company in which Mr. Gao Zhentao serves as a director, as borrower was made before January 1, 2005. Since then, there have been a number of borrowings and repayments under identical terms among these parties.

These loans are unsecured, interest free and have no fixed date for repayment. There are no material covenants, conditions or restrictions attached to these cash advances to and repayments by Shandong Yuhe Food Group Co., Ltd. As there is no written agreement, the remedies available to the creditor are prescribed pursuant to the laws of the PRC. The purpose of these loans was to provide Shandong Yuhe Food Co. Ltd. with finance for its working capital. The management expects to receive the loan balance on demand in December 2009.

Loan to Shandong Yuhe New Agriculture Academy of Sciences

The first oral loan agreement between PRC Yuhe as lender and Shandong Yuhe New Agriculture Academy of Sciences, a company in which Mr. Gao Zhentao served as a director, as borrower was made before January 1, 2005. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

These loans are unsecured, interest free and have no fixed date for repayment. There are no material covenants, conditions or restrictions attached to these cash advances to and repayments by Shandong Yuhe New Agriculture Academy of Sciences. As there is no written agreement, the remedies available to the creditor are prescribed pursuant to the laws of the PRC. The purpose of these loans was to provide Shandong Yuhe New Agriculture Academy of Sciences with finance for its working capital. The management expects to receive the loan balance on demand in December 2009.

Loan to Weifang Hexing Breeding Co., Ltd.

The first oral loan agreement between Taihong as lender and Weifang Hexing Breeding Co., Ltd., a company in which Mr. Gao Zhentao served as a director, as borrower was made before January 1, 2005. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

These loans are unsecured, interest free and have no fixed date for repayment. There are no material covenants, conditions or restrictions attached to these cash advances to and repayments by Weifang Hexing Breeding Co., Ltd. As there is no written agreement, the remedies available to the creditor are prescribed pursuant to the laws of the PRC. The purpose of these loans was to provide Weifang Hexing Breeding Co. Ltd., with finance for its working capital. The loan in the sum of $214,954 was repaid on March 31, 2008.

Loan to Weifang Jiaweike Food Co., Ltd.

The first oral loan agreement between Taihong as lender and Weifang Jiaweike Food Co., Ltd., a company in which Mr. Gao Zhentao served as a director, as borrower was made on or about September 3, 2005. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

These loans are unsecured, interest free and have no fixed date for repayment. There are no material covenants, conditions or restrictions attached to these cash advances to and repayments by Weifang Jiaweike Food Co., Ltd. As there is no written agreement, the remedies available to the creditor are prescribed pursuant to the laws of the PRC. The purpose of these loans was to provide Weifang Jiaweike Food Co., Ltd. with finance for its working capital. The management expects to receive the loan balance on demand in December 2009.

Loans from Companies in which Former Owner of PRC Yuhe Served as a Director

Loan from Weifang Hexing Breeding Co., Ltd.

The first oral loan agreement between Weifang Hexing Breeding Co., Ltd., a company in which Mr. Gao Zhentao served as a director, as lender and PRC Yuhe as borrower was made before January 1, 2005. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

These loans are unsecured, interest free and have no fixed date for repayment. There are no material covenants, conditions or restrictions attached to these cash advances to and repayments by PRC Yuhe. As there is no written agreement, the remedies available to the creditor are prescribed pursuant to the laws of the PRC. The purpose of these loans was to provide PRC Yuhe with finance for its working capital. The balance in the sum of $2,169,237 was repaid on June 30, 2007.

Loan from Weifang Jiaweike Food Co., Ltd.

The first oral loan agreement between Weifang Jiaweike Food Co., Ltd., a company in which Mr. Gao Zhentao served as a director, as lender and PRC Yuhe as borrower was made before January 1, 2005. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

These loans are unsecured, interest free and have no fixed date for repayment. There are no material covenants, conditions or restrictions attached to these cash advances to and repayments by PRC Yuhe. As there is no written agreement, the remedies available to the creditor are prescribed pursuant to the laws of the PRC. The purpose of these loans was to provide PRC Yuhe with finance for its working capital. The balance in the sum of $473,220 was repaid on June 30, 2007.

Loan from Weifang Hexing Breeding Co., Ltd.

The first oral loan agreement between Weifang Hexing Breeding Co., Ltd., a company in which Mr. Gao Zhentao served as a director, as lender and PRC Yuhe as borrower was made on or about March 12, 2008. Since then, there have been a number of borrowings and repayments under identical terms between these parties.

These loans are unsecured, interest free and have no fixed date for repayment. There are no material covenants, conditions or restrictions attached to these cash advances to and repayments by PRC Yuhe. As there is no written agreement, the remedies available to the creditor are prescribed pursuant to the laws of the PRC. The purpose of these loans was to provide PRC Yuhe with finance for its working capital. The loan in the sum of $212,134 was repaid on August 30, 2008.